SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___)

 Filed by the Registrant

 Filed by a Party other than the Registrant

 Check the appropriate box:

   X  Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to <section> 240.14a-11(c) or <section>

      240.14a-12

                               PSB HOLDINGS, INC.
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X  No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: ___________________________

      (2)  Form, Schedule or Registration Statement No:

            ___________________________

      (3)  Filing Party: ___________________________

      (4)  Date Filed: ___________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OF

                        PSB HOLDINGS, INC.


                       ____________________



     The annual meeting of shareholders of PSB Holdings, Inc. will be held at 3:00 p.m., Tuesday, April 17, 2001 at the Peoples State Bank Training Center, 2001 West Stewart Avenue, Wausau, Wisconsin for the following purposes:


 1.  To elect 11 directors;

 2. To consider and approve an amendment to the restated articles of incorporation to provide for the creation of three classes of directors;

 3.  To consider and approve the 2001 Stock Option Plan; and

 4.  To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the annual meeting of shareholders and any adjournment thereof.


                              By order of the Board of Directors

                              DAVID K. KOPPERUD

                              David K. Kopperud
                              President
 March 30, 2001

 SHAREHOLDERS ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE
 ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING.

 PSB HOLDINGS, INC.                               MARCH 30, 2001
 1905 W. STEWART AVENUE
 WAUSAU, WISCONSIN  54401


                          PROXY STATEMENT
                                FOR
                  ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD APRIL 17, 2001


                       SOLICITATION OF PROXIES

     We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of PSB Holdings, Inc., for use at the 2001 annual meeting of shareholders, including any adjournment thereof. The annual meeting will be held at 3:00 p.m., at the Peoples State Bank Training Center, 2001 West Stewart Avenue, Wausau, Wisconsin.


             PROXIES AND VOTING PROCEDURES

 YOUR VOTE

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the company at our principal office in Wausau, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice to the presiding officer at the annual meeting.

     All shares represented by your properly completed proxies which have been submitted to us prior to the meeting (and which have not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.
                                  -1-
 SHAREHOLDERS ENTITLED TO VOTE

     Shareholders at the close of business on the record date, March 30,

 2001, are entitled to notice of and to vote at the annual meeting   Each
 share is entitled to one vote on each proposal properly brought before the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board. On the record date, there were 839,705 shares of common stock outstanding.

 QUORUM, REQUIRED VOTE AND RELATED MATTERS

     Quorum. A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

     BROKER NON-VOTES. If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to each proposal to be voted upon. Brokers or nominees who are the holders of record of company common stock for customers generally have discretionary authority to vote on certain routine matters. However, such brokers generally will not have authority to vote on other matters if they have not received instructions from their customers. If you do not give your broker or nominee specific instructions, your shares may not be voted on each proposal and will not be counted in determining the number of shares necessary for approval. In determining the vote of a shareholder on matters for which a broker or nominee does not have the authority to vote, shares held of record by the broker or nominee will be recorded as a "broker non-vote."

     Election of Directors. Directors are elected by a plurality of the votes cast by the shares entitled to vote. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of 11 directors to be chosen at the annual meeting. You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

     All Other Proposals. The amendment of our restated articles of incorporation to provide for a classified board of directors (Proposal No.
 2) requires the approval of two-thirds of our issued and outstanding common stock. Broker non-votes and abstentions will therefore count as a "no" vote on the amendment of the restated articles of incorporation. Approval of the 2001 Stock Option Plan (Proposal No. 3) requires that a
                                  -2-
 majority of the shares of stock represented and voted at the annual meeting vote for approval. Therefore, broker non-votes and abstentions will not have an effect on approval of the plan.

 COSTS OF SOLICITATION
     In addition to solicitation by mail, our officers, directors and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

 PROXY STATEMENT PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting to be held in 2002 must deliver the written proposal to the Secretary of the company at our office in Wausau, Wisconsin not later than November 30, 2001, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.


              PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Our restated articles of incorporation provide that the number of directors shall be determined by resolution of the Board, but that there shall be not less than five nor more than seventeen directors. The number of directors within these limits is set by Board resolution. Our directors also serve as members of the board of directors of our subsidiary, Peoples State Bank (the "Bank").

     Leonard C. Britten and George L. Geisler retired from the Board on December 31, 2000. Mr. Britten had served as a director of the company since its formation in 1995 and as Chairman of the Board of the Bank from 1991 to 1999 and as a director of the Bank since 1962. Mr. Geisler had also served as a director of the company since its formation in 1995 and as a director of the Bank since 1980.

     In connection with the retirement of Mr. Britten and Mr. Geisler the Board set the number of directors at eleven. The Board has proposed that the shareholders approve an amendment to our restated articles of incorporation to provide that the directors be divided into three classes, with one class to be elected each year. See "Proposal No. 2 - Amendment of Restated Articles of Incorporation." The Board has nominated the eleven persons named below to serve as directors. If Proposal No. 2 is approved, five of the nominees will be elected as Class I directors to serve an initial term which will end at the annual meeting to be held in 2002, three nominees will be elected as Class II directors to serve an initial term which will expire at the annual meeting to be held in 2003,
                                  -3-
 and three nominees will be elected as Class III directors to serve an initial term which will expire at the annual meeting to be held in 2004. The names, proposed classes and terms of each of the nominees are set forth in the table which follows. If Proposal No. 2 is not adopted, each nominee elected will serve for a term which will expire at the annual meeting to be held in 2002.

     Each of the nominees has consented to serve if elected, but in case one or more of the nominees is not a candidate at the annual meeting, it is the intention of the persons designated as proxies on the accompanying proxy form to vote for such substitute or substitutes as may be designated by the Board.

     The name, age, principal occupation or employment and other affiliations, and proposed class with respect to each nominee are set forth below.

                                                 PROPOSED CLASS       YEAR BECAME
                                                 AND YEAR IN WHICH    DIRECTOR OF THE
 NAME AND AGE           PRINCIPAL OCCUPATION     TERM WILL EXPIRE     COMPANY
 Patrick L. Crooks, 66    Attorney, Crooks, Low,    Class I, 2002         1995
                          Connell, & Rottier, S.C.

 Lawrence Hanz, Jr., 76   Retired, formerly
                          Vice-President of Hanz    Class I, 2002         1995
                          Contractors Ready Mix

 Thomas R. Polzer, 58     Vice President, Secretary Class I, 2002         1995
                          and Treasurer of
                          M & J Sports, Inc.

 William M. Reif, 58      President and CEO of      Class I, 2002         1997
                          Wausau Coated Products,
                          Inc.

 Eugene Witter, 77        Witter Farm Dairy, Inc.   Class I, 2002         1995

 Gordon P. Connor, 63     Investor; President of    Class II, 2003        1995
                          Connor Management
                          Corporation

 Charles A. Ghidorzi, 56  President of C.A.         Class II, 2003        1997
                          Ghidorzi, Inc.

 Gordon P. Gullickson, 72 Chairman of the           Class II, 2003        1995
                          Board of the Company
                          and the Bank; President
                          of the Company (1995-1999)
                          and the Bank (1986-1999)

 William J. Fish, 50      President of BILCO, Inc.  Class III, 2004       1995
                          (McDonald's franchisee)

 David K. Kopperud, 55    President of the Company  Class III, 2004       1999
                          and the Bank since July,
                          1999; previously Executive
                          Vice President of the Bank
                          (1994-1999)

 Thomas A. Riiser, 65     Retired, formerly         Class III, 2004       1995
                          President of Riiser Oil
                          Company, Inc.

                                  -4-
             COMMITTEES AND COMPENSATION OF DIRECTORS

 COMMITTEES AND MEETINGS

     The Board appoints an Audit & Examining Committee. The Board of Directors of the Bank appoints a Compensation & Pension Committee which serves in lieu of a compensation committee of our Board.

     Mr. Crooks, Mr. Fish, Mr. Connor, Mr. Reif, and Mr. Polzer serve as members of the Audit & Examining Committee. The Audit & Examining Committee reviews the financial reports of the company, our system of internal financial controls and the appointment, independence and performance of our independent auditors. The committee held two meetings during 2000. See "Report of the Audit & Examining Committee."

     The Board does not have a standing nominating committee. The functions of a nominating committee are performed by the Board which will consider nominations for directors submitted by shareholders.
 Recommendations concerning nominations with pertinent background information should be directed to the President of the company. The Board has not adopted formal procedures with respect to nominee recommendations.

     We pay no compensation to our officers. All officers are full-time employees of the Bank. Mr. Fish, Mr. Ghidorzi, Mr. Polzer, Mr. Hanz and Mr. Witter serve as members of the Bank's Compensation & Pension
 Committee. The committee met two times during 2000 to review and recommend to the Board base salaries and bonus compensation of Bank officers. See "Executive Officer Compensation."

     During 2000, the Board met five times and the Bank's board met twelve times. All of the directors attended at least 75% of the aggregate number of meetings of the boards and meetings of the committees of the boards on which they served.

 COMPENSATION OF DIRECTORS

     Directors receive no compensation for service as directors of the company, but receive $400 for each meeting of the Bank's board which they attend. Directors of the Bank also receive $300 for each meeting of the Bank's Loan Committee attended and $200 for each other committee meeting attended. Directors of the Bank are also eligible to receive a bonus at year end in a maximum amount of $4,800. The maximum bonus is reduced by $400 for each meeting of the Bank's board not attended after the first absence.

     Mr. Gullickson was paid $1,000 per month for providing consulting services to the Bank in connection with the transition of Bank management and for providing continuity and contact with Bank customers. The agreement terminated on December 31, 2000.
                                  -5-
     Through the last fiscal year, the Bank maintained a non-qualified retirement plan for its directors. The plan was terminated on December 31, 2000. A Bank director who had served a minimum of 15 years on the Bank board at the termination date of the plan is entitled to receive a retirement benefit of 50% of the aggregate director fees and bonus received by the director during the five year period immediately preceding his retirement from the board. Retirement benefits are payable in 20 quarterly installments except that in the event of death, accrued but unpaid benefits may be paid either in installments or in a lump sum. Mr. Britten and Mr. Geisler became eligible for their benefits upon their retirement and Mr. Hanz, Mr. Riiser and Mr. Witter are eligible to receive benefits under the plan when their service on the Bank board terminates.

 REPORT OF THE AUDIT & EXAMINING COMMITTEE

     The Audit & Examining Committee assists the Board in monitoring the integrity of the company's financial statements and the independence and the performance of the company's independent auditors. The Board has not adopted an audit committee charter. Each member of the Audit & Examining Committee is an "independent director" as determined in accordance with Rule 4200(a)(14) of the listing requirements for The Nasdaq Stock Market. This report summarizes the actions of the committee with respect to the company's financial statements for the last fiscal year.

     Management has primary responsibility for the company's financial statements and the filing of financial reports with the Securities and Exchange Commission. The committee periodically reviewed and discussed, prior to their issuance, the company's financial statements with management, other company financial personnel and representatives of Wipfli Ullrich Bertelson LLP ("Wipfli"), the company's independent auditors. Management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles. The committee's review of the financial statements included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     The committee received from Wipfli the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee also discussed with Wipfli the independence of the firm for the purposes of expressing an opinion on the company's financial statements and considered whether the provision of nonaudit services is compatible with maintaining the independence of the firm. During the last fiscal year, Wipfli billed aggregate fees for various services in the following categories:

     AUDIT FEES
     Audit fees for professional services rendered for the audit of the company's financial statements for fiscal year 2000 and review of the unaudited financial statements included in the company's quarterly reports on Form 10-Q were $41,352.
                                  -6-
     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     Wipfli did not perform any professional services in 2000 with respect to the company's information systems, management of the company's local area network, or the design or implementation of a hardware or software system that aggregates source data for the company's financial statements or generates information significant to the statements.

     ALL OTHER FEES
     The firm's aggregate fees billed in 2000 for services to the company other than fees for services described under "Audit Fees" were $32,528. These fees represented professional services relating primarily to internal audit services and accounting and tax issues.

     On the basis of its reviews and discussions concerning the financial statements and the independence of the auditors described above, the committee recommended to the Board that it approve the inclusion of the company's audited financial statements in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     This report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates this report by reference therein.

     MEMBERS OF THE AUDIT COMMITTEE
     Patrick L. Crooks
     William J. Fish
     Gordon P. Connor
     William M. Reif
     Thomas R. Polzer


               BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, based on statements filed with the SEC or information otherwise known to us, the name of each person believed by us to own more than 5% of our
                                  -7-
 common stock and the number of shares of common stock held by each person.

                         SHARES OF BANK STOCK     PERCENT OF
     NAME AND ADDRESS    BENEFICIALLY OWNED          CLASS
     Caroline S. Mark         53,330                6.35%
     2003 Ridgeview Dr.
     Wausau, WI 54401

     Lawrence Hanz, Jr.       44,070                5.25%
     2102 Clarberth
     Schofield, WI 54476

     The following table sets forth, based on statements filed with the Securities and Exchange Commission or otherwise made to us, the amount of common stock which is deemed beneficially owned on the record date by each of our directors and each of the executive officers named in the summary compensation table on page 9. The amounts indicated include shares held by spouses and minor children, shares held indirectly in trust for the benefit of the directors and/or their spouses, children or parents and shares held by businesses or trusts over which directors exercise voting control.

                               SHARES OF STOCK   PERCENT OF
     NAME                     BENEFICIALLY OWNED   CLASS
 Gordon P. Connor                 7,368              *
 Patrick L. Crooks                7,268              *
 William J. Fish                  6,275              *
 Charles A. Ghidorzi                  0              *
 Gordon P. Gullickson             6,400              *
 Lawrence Hanz Jr.               44,070            5.25%
 David K. Kopperud                  335              *
 Thomas R. Polzer                   595              *
 William M. Reif                  1,140              *
 Thomas A. Riiser                 8,575            1.02%
 Eugene Witter                    9,900            1.18%
 Kenneth M. Selner                4,660              *
 Todd R. Toppen                     500              *

 All directors and
 officers as a group
 (12 persons)                    97,086           11.56%

      *Less than 1%

                                  -8-
      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who own more than 10% of our common stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting persons are also required by SEC regulations to furnish us with copies of all section 16(a) forms filed by them with the SEC. Based solely on our review of the copies of the section 16(a) forms received by us or upon written representations from certain of these reporting persons as to compliance with the section 16(a) regulations, we are of the opinion that during the 2000 fiscal year, all filing requirements applicable under section 16 to the reporting persons were satisfied.


                  EXECUTIVE OFFICER COMPENSATION

 SUMMARY COMPENSATION TABLE

     No compensation is paid by us to any of our officers. The table below sets forth compensation awarded, earned or paid by the Bank for services in all capacities during the three years ended December 31, 2000, 1999, and 1998 to our Chief Executive Officer. No other executive officers of the company or the Bank as of December 31, 2000 had salary and bonus compensation for the most recent fiscal year in excess of $100,000. Neither we nor the Bank maintained a long-term compensation plan or stock option or stock appreciation rights plan in 2000.

                    Summary Compensation Table

 Name and                                                  Other Annual   All Other
 Principal Position     Year        Salary(1)     Bonus    Compensation   Compensation
 David K. Kopperud      2000        $120,000     $      0  $  0         $  21,413 (2)
 President and a        1999        $ 82,000     $ 37,500  $  0         $  12,963
 director of            1998        $ 70,000     $ 30,000  $  0         $   6,735
 the Company and
 the Bank

      (1) Includes compensation deferred by participants under the Bank's 401(k) plan.
      (2) Includes contributions under the Bank's defined contribution plans of $11,813 and directors fees of $9,600.

                                  -9-
 COMMITTEE'S AND BOARD'S REPORT ON COMPENSATION POLICIES

     GENERAL
     Compensation policies are administered by the Compensation & Pension Committee of the Bank (the "Compensation Committee"). The Bank's executive compensation policies are intended to attract and retain individuals who have experience in banking and to provide a level of compensation which is competitive with other banks. Although compensation data from the Wisconsin Bankers Association may be consulted for purposes of comparison, given the disparity of size among banks and the difficulty in drawing exact comparisons between the duties and responsibilities of officers of other banks, the determination of appropriate compensation levels by the Compensation Committee is subjective.

     BASE SALARIES
     Base salaries are recommended by the President and reviewed on an annual basis by the Compensation Committee. Annual increases are determined by the overall objective of maintaining competitive salary levels, general factors such as the rate of inflation and individual job performance. Individual job performance is the most important of these criteria. The Compensation Committee, after reviewing the recommendations of the President for salaries other than his own, recommends base salary amounts to the full Bank board which makes the final decision with respect to all base salary and incentive compensation matters.

     INCENTIVE COMPENSATION
     The Bank maintains a senior management incentive plan which is intended to provide incentive compensation based upon the Bank's financial performance. Compensation payable under the plan is based upon the Bank's key operating ratios and other measures of the Bank's financial performance. The weight given to the various performance factors varies depending on each participating officer's position with the Bank. No bonuses were paid under the plan in 2000 to the Bank's senior management team.

     COMPENSATION COMMITTEE AND BOARD INTERLOCKS AND INSIDER PARTICIPATION No executive officer of the company or the Bank served on the board of directors or compensation committees of any organization whose executive officers served on the Compensation Committee. Mr. Kopperud is an employee of the Bank and a member of its board, but does not participate in the Bank's formal determination of compensation levels which are recommended by him.

     COMPENSATION & PENSION COMMITTEE
     William J. Fish  Charles A. Ghidorzi
     Thomas R. Polzer Lawrence Hanz, Jr.
     Eugene Witter
                                  -10-
 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2000, in the ordinary course of business, our directors and officers and the directors and officers of the Bank and many of their associates and the firms of which they serve as directors and officers conducted transactions with the Bank. In our opinion, these transactions were made on terms comparable to those which are available to unaffiliated parties. All loans to directors and officers and to persons or firms affiliated with directors and officers were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than normal risk of collectibility or present other unfavorable features. We expect that transactions such as those described above will continue in the future.


                      STOCK PRICE PERFORMANCE

     Transactions in our common stock have been infrequent and prices have been historically determined by private negotiation between the parties. There is no active market for our stock. No data regarding the prices at which trades are made was published or otherwise publicly available until price quotations for the stock began on January 10, 2000 on the OTC Bulletin Board under the symbol "PSBQ.OB." During 2000, 27 transactions with a total volume of 86,000 shares were reported on the OTC Bulletin Board. Of those, 14 were transactions in which we purchased a total of 40,690 shares of our stock. At December 31, 2000 the quoted bid price for our stock was $28.00. Because of the limited number of independent trades reported for our stock, we believe that there are no meaningful comparisons that can be made to bank or financial institution stocks which are actively traded or to broader market indices.


             PROPOSAL NO. 2 - AMENDMENT OF RESTATED
                    ARTICLES OF INCORPORATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION.

 GENERAL INFORMATION ON THE AMENDMENT

          The Board has unanimously recommended that the shareholders approve an amendment to our restated articles of incorporation to provide that our directors be divided into three classes that are as nearly equal in number as possible and that directors may be removed only for cause.

 The initial terms of Class I directors will expire at our 2002 annual meeting, the initial terms of Class II directors will expire at our 2003 annual meeting and the initial terms of Class III directors will expire at our 2004 annual meeting. At each annual meeting following the 2001 annual
                                  -11-
 meeting, the class of directors whose terms expire at that meeting would be elected for a three-year term. Therefore, beginning with the annual meeting of shareholders to be held in 2002, at each annual meeting, approximately one-third of our directors would be elected for a three-year term. A copy of the proposed amendment to our restated articles of incorporation is attached to this proxy statement as Appendix A.

         If the proposed amendment is adopted, the eleven directors to be elected at the annual meeting will be elected to the classes and for the terms described under "Proposal No. 1 - Election of Directors." If the proposed amendment is not adopted, each of the candidates will be elected to serve a one-year term which will expire at our annual meeting to be held in 2002.

 PURPOSE OF THE AMENDMENT

     A classified board of directors is generally considered to be a measure which will enable a corporation to better resist unwanted or unsolicited efforts to acquire the corporation and serves to protect the value of each shareholder's investment. The Board is of the opinion that an unsolicited attempt to take over a company can be highly disruptive to a company and can result in dissimilar treatment of the company's shareholders. Certain takeover tactics such as two tiered tender offers, for example, can result in shareholders receiving different amounts or types of consideration for their shares. The amendment will, by making it more time consuming and difficult for a substantial shareholder or shareholders to gain control of the Board without its consent, ensure some continuity in the management of our business and affairs during a takeover attempt and provide the Board with sufficient time to review both takeover proposals and appropriate alternatives. We also believe that the amendment will serve to encourage any person intending to attempt a takeover to negotiate in advance with the Board.

     The proposed amendment was not proposed by the Board in response to a specific threat, but rather is being recommended to assure fair treatment of our shareholders in certain takeover situations. Although the Board may review other possible anti-takeover measures, the Board has no present intention of proposing additional amendments to the restated articles of incorporation or taking other measures that would generally have the purpose of discouraging a third party from acquiring a controlling interest in the company.

     The Board also recommended the adoption of the resolution as a measure of corporate governance. The Board believes that a classified board will promote continuity of management and thereby enhance our ability to carry out long-range plans and goals.

     The proposed amendment also provides that shareholders may remove a director only for cause. "Cause" is defined as a director's willful and continuous failure to substantially perform the director's duties to the corporation (other than any failure resulting from incapacity due to physical or mental illness) or the director's willful misconduct which is
                                  -12-
 materially and demonstrably injurious to the corporation. Without a limitation providing for a removal of directors only for cause, the classified board could be circumvented by a substantial shareholder or shareholders calling a special meeting to remove all classes of directors.

 DISADVANTAGES OF THE AMENDMENT

          The proposed classified board will have the effect of extending the time required to effect a change in control of the Board and may discourage hostile takeover bids for the company even if a majority of our shareholders might consider such a bid to be in their best interests. The amendment could make it more difficult to acquire the company by means of a hostile tender offer, open market purchases, a proxy contest or otherwise.

     The amendment will also make it more difficult for our shareholders to change the composition of the Board even if the shareholders believe such a change would be desirable based on the performance of our directors and the company. If shareholders approve the amendment, it will take at least two annual meetings for a majority of shareholders to effectuate a change in control of the Board. Currently, a majority of shareholders could effectuate a change in control of the Board at one shareholder meeting. Because of the additional time required to change the control of the Board, the amendment will tend to perpetuate present management.

          The amendment may also discourage accumulations of large blocks of our stock by purchasers whose objective is to have such stock repurchased by us at a premium. Therefore, adoption of the amendment could tend to reduce any temporary fluctuations in the market price of our stock that may be caused by such accumulations. Accordingly, our shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. Because the amendment will increase the amount of time required for a takeover bidder to obtain control of the company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of our outstanding stock, a classified board may tend to discourage certain tender offers that would otherwise allow shareholders the opportunity to realize a premium over the market price of their stock.

 VOTE REQUIRED TO APPROVE AMENDMENTS

          Any amendment to our restated articles of incorporation must be approved by the holders of two-thirds of the outstanding shares of our common stock.

          THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS WITH STAGGERED THREE YEAR TERMS AND TO PROVIDE THAT DIRECTORS MAY BE REMOVED ONLY FOR CAUSE.
                                  -13-

            PROPOSAL NO. 3 - APPROVAL OF 2001 STOCK OPTION PLAN

     THE FOLLOWING SUMMARY OF THE MATERIAL FEATURES OF THE 2001 STOCK

 OPTION PLAN (THE "2001 PLAN") DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED BY REFERENCE TO THE TEXT OF THE PLAN. A COPY OF THE PLAN IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY. THE PLAN WILL ALSO BE FILED AS AN EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AND WILL BE AVAILABLE AT THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV, UPON FILING OF THAT REPORT.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2001
 PLAN.

 ADOPTION AND PURPOSE

     On February 20, 2001, the Board adopted the 2001 Plan, subject to the approval of the shareholders at the annual meeting. The purpose of the 2001 Plan is to enable us to attract and retain management-level employees and to link stock-based individual participant incentives directly to our financial performance and increase in shareholder value.

 ADMINISTRATION

     The 2001 Plan is administered by the Board's Option Committee. The committee consists of not less than three members of the Board who may not be employees of the company and who must satisfy other conditions prescribed for "non-employee directors" under SEC Rule 16b-3 and "outside directors" under Section 162(m) of the Internal Revenue Code (the "Code"). Mr. Fish, Mr. Ghidorzi, Mr. Hanz, Mr. Riiser and Mr. Witter serve on the committee.

     The committee is authorized, in its sole discretion, to select those eligible employees who will receive stock option awards, determine the number of shares covered by such awards, impose conditions on the vesting or exercise of options, and administer and interpret the plan. No options have been granted under the plan as of the date of this proxy statement.

 PERSONS ELIGIBLE TO RECEIVE OPTIONS

     Key salaried employees of the company and its subsidiaries and prospective key salaried employees who will function in one of those capacities and who have accepted offers of employment are eligible to participate in the plan. Membership in the eligible class of persons does not provide a right to participate in the plan. Options will be granted only to those eligible persons who are selected by the committee. As of the date of this proxy statement, we estimate that the number of eligible persons is approximately 15.
                                  -14-
 OPTIONS

     GENERAL. Options awarded to employees under the 2001 Plan are intended to be incentive stock options under Internal Revenue Code
 Section 422.

     SHARES TO BE AWARDED. The number of shares which may be awarded under an option in any year is limited to that number which, when the option first becomes exercisable, will have a value which is not in excess of $100,000. In addition, no employee may be awarded options with respect to more than 2,500 shares (subject to adjustment for future stock splits, stock dividends or other similar increases in the number of shares outstanding) in any calendar year.

     EXERCISE PRICE. All options must be awarded at an option price which is not less than the fair market value of the common stock on the date the option is awarded. For purposes of the plan, the "fair market value" of a share of our common stock generally means the average of the highest bid and lowest ask prices as reported on the OTC Bulletin Board (or the market on which our stock may be listed), although the committee may determine "fair market value" under another method if it believes that the OTC Bulletin Board quotations do not represent such value because of the limited and sporadic trading of our stock.

     PAYMENT FOR OPTIONS. No consideration is received by us when an option is awarded. Upon exercise of an option, we will receive payment for the shares in cash or, with the consent of the committee, an optionee may elect to deliver common stock owned by the optionee which has a fair market value equal to the exercise price.

     CONDITIONS TO EXERCISE. The committee may establish various conditions or requirements which must be satisfied before an option becomes exercisable. These conditions may require the attainment of certain financial goals by the company, the passage of stated periods of time before the options vest, or any other conditions the committee believes are reasonably related to the achievement of the purpose of the 2001 Plan. The committee may also waive or modify any such conditions in its sole discretion.

     TERM AND EXERCISE PERIODS OF OPTIONS. The committee may establish the term of any option, although all options must be exercised within ten years of their date of award. Options must generally be exercised within three months of the optionee's termination of employment, although extended exercise periods of up to one year are provided for in the case of death or disability. Options are forfeited upon termination for cause as defined in the plan. Options are not transferrable, except upon the death of an optionee.

 FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the principal federal income tax consequences associated with the award and exercise of options under the 2001 Plan. This discussion is based on federal tax law as in effect on
                                  -15-
 the date of this proxy statement as it relates to incentive stock options.

     An optionee will not generally recognize income upon the grant of an option and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the company or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. If an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

 SHARES AVAILABLE FOR OPTIONS

     The 2001 Plan authorizes the issuance of options to purchase 15,000 shares of common stock, or approximately 1.79% of the shares outstanding on the record date. As of March 15, 2001, the average closing bid price per share of the common stock as reported on the OTC Bulletin Board was $28.58.

     If any option awarded under the plan terminates without having been exercised in full, the number of shares as to which such option was not exercised will remain available for future option awards under the plan. Similarly, shares which are not delivered to an optionee because the optionee has delivered shares owned by the optionee in payment of the exercise price, will remain available for future option awards.

     The number of shares as to which options may be awarded under the 2001 Plan will be adjusted to reflect future stock splits, stock dividends or other similar increases in the number of shares of common stock outstanding. In addition, the committee has the authority to make such adjustment as it deems appropriate if there is any other change in the capital structure of the company.

 CHANGE IN CONTROL

     Upon the occurrence of a change in control of the company, each option outstanding on the date on which the change in control occurs will
                                  -16-
 immediately become exercisable in full. Each optionee will also have the right, at his or her election made during a period of 60 days following the date on which the change of control occurs, to surrender all or part of any option for an immediate lump-sum cash payment for each covered share which is surrendered. This payment will be equal to the excess, if any, of (1) the higher of (a) the highest fair market value on any date in the 60-day period ending on the date on which the change in control occurred, or (b) the highest per share price for common stock actually paid in connection with the change in control, over (2) the per share exercise price of the option surrendered.

     For purposes of the 2001 Plan, the term "change in control" is defined to include (1) the acquisition, directly or indirectly, of at least 20% of our outstanding voting securities, (2) certain mergers and consolidations which result in our shareholders owning less than 60% of the new corporation, (3) the sale or other disposition of all or substantially all of our assets, (4) a liquidation or dissolution approved by our shareholders, and (5) a change in the majority of the members of the

 Board, other than a change consisting of directors nominated with the approval of the Board.

 AMENDMENT AND TERMINATION OF THE 2001 PLAN

     The 2001 Plan may be amended by the Board at any time, subject to certain limitations. Certain amendments, such as an increase in the number of shares available for options, may also require the approval of shareholders under the rules of a securities exchange or over-the-counter market and, to the extent so required, we intend to seek such approval. The Board may not amend the 2001 Plan in a manner which would adversely affect the rights of the holder of an option without the holder's consent.

     The 2001 Plan may be terminated at any time by the Board, but termination of the plan cannot, without the optionee's consent, reduce or restrict the optionee's rights under any options previously awarded under the plan. Unless the Board elects to terminate the plan at an earlier date, the 2001 Plan will terminate on February 19, 2011.

 APPLICATION OF SECTION 162(M) OF THE CODE

     Compensation of persons who are named in the summary compensation table in our proxy statement is generally subject to the tax deduction limits of section 162(m) of the Code. Stock options that qualify as "performance-based compensation" are exempt from section 162(m), thus allowing us the full tax deduction (to the extent optionees recognize taxable income) permitted for such compensation. If approved by our shareholders, the 2001 Plan will enable the committee to grant options that will be exempt from the deduction limits of section 162(m).
                                  -17-
 VOTE REQUIRED FOR APPROVAL OF THE 2001 PLAN

     Approval of the 2001 Plan requires the vote of a majority of the common stock cast at the annual meeting. All shareholders are requested to specify their vote on the enclosed form of proxy. If no specification is made, the proxy will be voted for approval of the 2001 Plan.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2001 PLAN.


                  CORPORATE SUMMARY ANNUAL REPORT
     The 2000 Summary Annual Report, which includes condensed consolidated financial statements for the years ended December 31, 2000, 1999 and 1998, has been mailed concurrently with this proxy statement to shareholders as of the record date. The 2000 Summary Annual Report and the 2000 Form 10-K Annual Report do not constitute a part of this proxy statement.


                                       By Order of the Board of Directors

                                       DAVID K. KOPPERUD
                                       David K. Kopperud
                                       President

         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                            APPENDIX A

 Proposed amendment to Article 5 of the restated Articles of Incorporation of PSB Holdings, Inc.

 Article 5.  DIRECTORS.

 (a) The number of the directors of the Corporation that shall constitute the Board of Directors shall be not less than five nor more than seventeen. The number of directors shall be fixed, from time to time and within the limits prescribed herein, by resolution adopted by the affirmative vote of the Corporation's Board of Directors.

 (b) Subject to applicable law, the directors shall be divided into three classes, which shall be denominated as Class I, II, and III, respectively. The initial term of office of Class I directors shall expire at the annual meeting of shareholders to be held in 2002 and until their respective successors are duly elected and qualified, or until their resignation or removal, and the initial Class I shall consist of five directors. The initial term of office of Class II directors shall expire at the annual meeting of shareholders to be held in 2003 and until their respective successors are duly elected and qualified, or until their resignation or removal, and the initial Class II shall consist of three directors. The initial term of office of Class III directors shall expire at the annual meeting of shareholders to be held in 2004 and until their respective successors are duly elected and qualified, or until their resignation or removal, and the initial Class III shall consist of three directors. Subject to the foregoing, at each annual meeting of shareholders, commencing at the annual meeting to be held in 2002, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be duly elected and qualified, or until their resignation or removal. In the event that the number of directors is increased or decreased by resolution of the Board of Directors as provided for in subparagraph (a), the Board shall specify in such resolution which class of directors shall be correspondingly increased or decreased, as the case may be, so that the classes shall be as nearly equal in number as possible.

 (c) Notwithstanding any other provisions of these articles of incorporation or the bylaws of the Corporation, any one or more directors of the Corporation may be removed from office, but only for cause as provided in this subparagraph (c). Two-thirds of the shares of each voting group entitled to vote in the election of directors of the Corporation shall be required to remove a director for cause at a meeting of the shareholders called for that purpose. For purposes of this Article 5, "cause" shall mean the willful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by the director in gross misconduct materially and demonstrably injurious to the Corporation.

                            Appendix I

 This document is filed pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the proxy solicitation material filed herewith.

                        PSB HOLDINGS, INC.

                      2001 STOCK OPTION PLAN



                         PSB HOLDINGS, INC.
                      2001 STOCK OPTION PLAN


     SECTION 1. PURPOSE. The Plan has been adopted to (a) enable the Company to attract and retain superior employees by providing incentive opportunities with respect to future services that are competitive with those of other similar companies, (b) further identify the interests of participating employees with those of the Company's other shareholders through compensation based on the performance of the Company's common stock and (c) promote the long-term financial interests of the Company and its shareholders.

     SECTION 2. CERTAIN DEFINITIONS. As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this Section 2.

     Section 2.1.  "BOARD" means the Board of Directors of the Company.

     Section 2.2. "CAUSE" means any one or more of the following on the part of the participant: (a) the commission of an act which results in a payment of a claim filed by the Company or a Subsidiary under a blanket banker fidelity bond or similar policy as from time to time and at any time maintained; (b) an intentional failure to perform assigned duties;
 (c) willful misconduct in the course of the participant's employment; (d) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, misapplication of funds, unauthorized issuance of obligations, or false entries; (e) any intentional, reckless, or negligent act or omission to act which results in the violation by the participant of any policy established by the Company or a Subsidiary which is designed to insure compliance with applicable banking, securities, employment discrimination or other laws or which causes or results in the Company's or a Subsidiary's violation of such laws, except any act done by the participant in good faith, as determined in the reasonable discretion of the Board, or which results in a violation of such policies or law which is, in the reasonable sole discretion of such Board, immaterial; or
 (f) any of the foregoing which results in material loss to the Company or any of its Subsidiaries. Except to the extent of the discretion granted to the Board in clause (e), the Committee shall have the sole discretion to determine whether "Cause" exists, and the Committee's determination shall be final.

     Section 2.3.  "CHANGE IN CONTROL" has the meaning set forth in Section
 8.2.

     Section 2.4. "CODE" means the Internal Revenue Code of 1986, as amended. The reference to any specific section of the Code shall include any successor section or sections.

     Section 2.5. "COMMITTEE" means, subject to the provisions of Section 4, the Option Committee of the Board.

     Section 2.6.  "COMMON STOCK" means the common stock of the Company.

     Section 2.7. "COMPANY" means PSB Holdings, Inc., a Wisconsin corporation.

     Section 2.8. "DISABILITY" means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or a Subsidiary and for which the Optionee is eligible to receive benefits under such plan or policy, or (b) if the Optionee does not participate in a disability plan, or is not covered by a disability policy, of the Company or a Subsidiary, "Disability" means the permanent and total inability of a participant by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Board, and knowledgeable in the field of such infirmity, advises the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     Section 2.9.  "EFFECTIVE DATE" means February 20, 2001.

     Section 2.10. "EMPLOYED," and any variation thereof such as "employment," means, as appropriate, employed by or employment with any of the Company or any present or future Subsidiary.

     Section 2.11. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     Section 2.12. "FAIR MARKET VALUE" of a share of the Common Stock as of any date means an amount equal to:

          (a) the average of the highest bid and lowest ask prices of the Common Stock reported on the OTC Bulletin Board, or, if prices for the Common Stock are not quoted on the OTC Bulletin Board, the average of the highest bid and lowest ask prices reported on any other bona fide over-the-counter stock market selected in good faith by the Committee; provided, however, if the date on which "Fair Market Value" is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported, or

          (b) if the Committee determines that the amount determined pursuant to (a) is not indicative of the market value of the Common Stock because of limited or sporadic trading of the Common Stock and the lack of recent quotations for the Common Stock on the OTC Bulletin Board, then such amount as may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and representative of the fair market value of the Common Stock.

     Section 2.13. "OPTION" means an option to purchase Shares awarded pursuant to the provisions of Section 6 and which is intended to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code.

     Section 2.14. "OPTION AGREEMENT" means the written document which evidences an award of Options, whether or not such document requires the signature of the Optionee.

     Section 2.15. "OPTIONEE" means an eligible employee, as determined in accordance with Section 5, who has been granted an Option.

     Section 2.16. "OPTION PRICE" means, with respect to each Option, the price per Share at which such Option may be exercised and the Shares subject to such Option purchased.

     Section 2.17. "PLAN" means the PSB Holdings, Inc. 2001 Stock Option Plan as set forth herein or as hereafter amended.

     Section 2.18.  "SHARE" means a share of Common Stock.

     Section 2.19. "SUBSIDIARY" means any corporation, partnership, or other entity in which the Company owns, directly or indirectly, at least a 50% interest in the voting rights or profits.

     Section 2.20. "TERMINATION OF EMPLOYMENT" means the termination of an Optionee's employment with, or performance of services for, the Company and any of its Subsidiaries. An Optionee employed by, or performing services for, a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such a Subsidiary and the Optionee does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment. For purposes of the Plan, an Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he or she is no longer for any reason whatsoever employed by the Company or any of its Subsidiaries.

     SECTION 3.  NUMBER OF SHARES AVAILABLE FOR OPTIONS.

     Section 3.1 SHARES SUBJECT. The aggregate number of Shares which may be delivered under Options awarded pursuant to the Plan shall be 15,000.

     Section 3.2 UNDELIVERED SHARES. To the extent any Shares subject to an Option are not delivered to an Optionee (or the estate or other transferee of such Optionee) because the Option is forfeited, expires, or otherwise becomes unexercisable such Shares shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.
     Section 3.3 EXERCISE USING SHARES. If the Option Price of any Option awarded under the Plan is satisfied by tendering Shares to the Company only the number of Shares issued to the Optionee (or the estate or other transferee of such Optionee), net of the Shares tendered, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

     Section 3.4  STOCK DIVIDENDS, ETC.   If the Company shall, after the
 Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up or combination of Shares, then (a) the number of Shares then subject to the Plan as provided for in
 Section 3.1, but which are not then subject to any outstanding Option, (b) the number of Shares subject to each then outstanding Option (to the extent not previously exercised), and (c) the price per Share payable upon exercise of each then outstanding Option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of Shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an Option and the Shares subject to an Option shall be rounded to the nearest whole Share.

     Section 3.5 OTHER CHANGES. If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Code), or any partial or complete liquidation of the Company, then if, and only if, the Committee shall determine that such change equitably requires an adjustment in (a) the number or kind of shares of stock then reserved for issuance under Section 3.1, (b) the number or kind of shares of stock then subject to an Option, (c) the Option Price with respect to an Option, or
 (d) any other limitation on the Option which may be granted to any participant, to the extent such adjustment does not cause any Option to fail to satisfy the requirements for exemption from the limitations on deductibility imposed by Section 162(m) of the Code that is set forth in
 Section 162(m)(4)(c) of the Code if such Option would have satisfied such requirements immediately prior to such adjustment and if such Option, if then exercised, would, when added to the Optionee's estimated compensation from the Company and all Subsidiaries for such year, exceed the deductibility limits of Section 162(m) of the Code, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such Option and the Plan. If any member of the Committee shall, at the time of such approval, be an Optionee, he shall not participate in action in connection with such adjustment.

     SECTION 4.  ADMINISTRATION OF THE PLAN.

     Section 4.1 COMMITTEE. The Plan shall be administered by the Committee. The Committee shall, subject to the terms of the Plan, have the authority to, in its sole discretion, (a) select eligible employees to receive an award of one or more Options and to participate in the Plan,
 (b) determine the number of Shares subject to each award and the Option Price associated therewith, (c) establish terms and conditions concerning the time of, and conditions precedent to, the exercisability of each Option (including, without limitation, conditions with respect to the passage of time, performance of the Company, or a Subsidiary, or the Optionee, restrictions on competitive employment or satisfaction of Company policies, and any other conditions which the Committee deems reasonably related to the satisfaction of the purposes of the Plan), (d) determine the form of each Option Agreement and all terms and conditions thereof with respect to each award, (e) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of the Plan, (f) modify or cancel any award or Option or take such action to cause the vesting or exercisability of any or all outstanding Options to become exercisable in part or in full for any reason at any time, subject to the limitation of
 Section 8.1, and (g) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan. All actions, interpretations, rules, regulations and conditions taken or established by the Committee shall be final, binding and conclusive upon the Company, each Subsidiary, and all Optionees.

     Section 4.2  MEMBERSHIP OF THE COMMITTEE.

          (a)  MEMBERSHIP QUALIFICATIONS.  Except as provided in this
 Section 4.2, at all times the Committee shall consist of not less than three members designated by the Board from among those of its members who are not officers or employees of the Company or a Subsidiary and each of whom is (a) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (a "Non-Employee Director") and (b) an "outside director" within the meaning of Section 162(m) of the Code (an "Outside Director"); provided, however, that in addition to the Board's general authority to amend the Plan as provided for in Section 9.1, the Board shall have the specific authority to modify or eliminate the foregoing qualifications or adopt such other qualifications as are reasonably intended to result in (x) the award of Options, and transactions with respect to the award or exercise of such Options, satisfying an exemption from Section 16(b) of the Exchange Act, or any successor thereto, and (y) compensation recognized by Optionees qualifying as a deductible expense of the Company under the "performance-based compensation" exception to compensation deduction limits which would otherwise be imposed on the Company under Section 162(m) of the Code.

          (b) APPOINTMENT OF OTHER MEMBERS. In the event that one or more members of the Committee shall fail to meet the qualifications set forth in Section 4.2(a), the Board shall remove such member or members and appoint a successor or successors who satisfy such qualifications. The Board shall act in a reasonably prompt manner to fill any vacancy on the Committee from among such of its members who are both Non-Employee Directors and Outside Directors.

          (c) VALIDITY OF GRANTS. Notwithstanding the qualifications for members of the Committee established in Section 4.2(a), any award of Options made by the Committee in good faith and without the knowledge that one or more of its members did not satisfy such qualifications, shall be valid and enforceable by the Optionee even though the members of the Committee did not, at the time of such award, satisfy such qualifications.

     Section 4.3 ACTIONS BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     Section 4.4 ACTIONS BY THE BOARD. Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Option not to qualify for, or to cease to qualify for, the exemption as "performance-based compensation" under Section 162 of the Code, and the regulations promulgated thereunder. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

     Section 4.5 LIMITATION ON LIABILITY AND INDEMNIFICATION OF BOARD. No member of the Board, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or by-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

     SECTION 5. PERSONS ELIGIBLE TO BECOME OPTIONEES. Persons who are (a) key salaried employees of the Company or any Subsidiary or (b) prospective key salaried employees who have accepted offers of employment from the Company or a Subsidiary shall be eligible to be selected, in the sole discretion of the Committee, to participate in, and receive an award of one or more Options pursuant to the Plan.

     SECTION 6.  AWARDING OF OPTIONS.

     Section 6.1 OPTIONEES. Subject to the limitations of Section 5, Options shall be awarded to such eligible employees of the Company and its Subsidiaries as the Committee may, from time to time and at any time, select. Membership of an employee or prospective employee in a class shall not, without specific Committee action, entitle such employee or prospective employee to receive an Option award.

     Section 6.2 OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement, the terms of which may differ from other Option Agreements. Each Option Agreement shall be signed on behalf of the Company and, if so provided by the Committee, the Optionee, and shall set forth with respect to the Option or Options awarded therein, the name of the Optionee, the date awarded, the Option Price, the number of Shares subject to the Option, and such other terms and conditions consistent with the Plan as determined by the Committee. The Committee may at the time of award or at any time thereafter impose such additional terms and conditions on the exercise of such Option as it deems necessary or desirable for such Option, or the exercise thereof, to be exempt under
 Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, and to qualify as "performance-based compensation" under
 Section 162 of the Code, and the regulations promulgated thereunder. Each Option Agreement shall incorporate by reference all terms, conditions and limitations set forth in the Plan.

     Section 6.3 TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other terms, conditions, and limitations specified in the Plan, each

 Option awarded hereunder shall, as to each Optionee, satisfy the following requirements:

          (a) DATE OF AWARD. Options must be awarded on or before February 19, 2011.

          (b) EXPIRATION. No Option shall be exercisable after the expiration of ten years from the date such Option is awarded.

          (c) PRICE. The Option Price as to any Share subject to an Option may not be less than the Fair Market Value of the Share on the date the Option is awarded.

          (d) LIMITATIONS ON TRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime. No Option may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

          (e) EXERCISE. Except as otherwise permitted by the Committee, options must be exercised in accordance with the following time limitations:

               (i) TERMINATION BY DEATH. If an Optionee incurs a Termination of Employment by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable, for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

               (ii) TERMINATION BY REASON OF DISABILITY. If an Optionee incurs a Termination of Employment by reason of Disability, any Option held by such Optionee may thereafter be exercised by the Optionee (or the estate of the Optionee in the event of death), to the extent it was exercisable at the time of such Termination of Employment, for a period of one year.

               (iii) OTHER TERMINATION. Unless otherwise determined by the Committee, if the Optionee incurs a Termination of Service for Cause, all Options then held by such Optionee shall terminate and may not be exercised from and after the effective date of such Termination of Service. If an Optionee incurs a Termination of Service for any reason other than death, Disability, or Cause, any Option then held by the Optionee, to the extent it was exercisable on the date of such Termination of Service, may be exercised for a period of three months from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

               (IV) DEATH AFTER TERMINATION. If the Optionee dies subsequent to a Termination of Service for any reason other than Cause (unless otherwise determined by the Committee in the event of Termination of Service for Cause), then, notwithstanding any other limitation on the exercise of the Optionee's Option set forth in subparagraphs (i), (ii) or
 (iii), any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on such date, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

          (f) MINIMUM HOLDING PERIOD. No Option may be exercised before the date which is six months after the later of (i) the date on which the Plan is approved by the shareholders of the Company, or (ii) the date on which such Option was awarded.

          (g) ADDITIONAL RESTRICTIONS RELATING TO OPTIONS. No Option may be awarded (i) to the extent that the aggregate Fair Market Value (determined as of the time the Option is awarded) of the Shares for which Options are exercisable for the first time by an individual during any calendar year (under the Plan or any other plan of the Company or a Subsidiary) exceeds $100,000 (or such other individual limit as may be in effect under the Code on the date of award) and (ii) to an employee who, at the time such Option is awarded, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary within the meaning of Section 422(b)(6) of the Code unless
 (A) at the time the Option is awarded, the Option Price is at least 110% of the Fair Market Value of the Shares subject to the Option, and (B) such Option by its terms is not exercisable after the expiration of five years from the date such Option is awarded.

          (h) LIMITATION ON OPTION AWARDS. No Optionee may be awarded Options under the Plan in any calendar year with respect to more than 2,500 Shares.

     Section 6.4 TERMINATION OR LAPSE OF OPTIONS. Each Option shall terminate or lapse upon the first to occur of (a) the expiration date or any date as of which the Option is deemed to be forfeited as set forth in the applicable Option Agreement, (b) the applicable date determined by
 Section 6.3(b), or (c) midnight of the last day such Option could be exercised under Section 6.3(e).

     SECTION 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

     Section 7.1 EXERCISE OF OPTIONS. Options shall be exercised as to all or a portion of the Shares subject to the Option by written notice to the Company setting forth the exact number of Shares as to which the Option is being exercised and including with such notice payment of the Option Price (plus the minimum required tax withholding, if any). The date of exercise shall be the date such written notice and payment have been delivered (in cash or in such other manner as provided in Section 7.2) to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office.

     Section 7.2 PAYMENT FOR SHARES. Payment of the Option Price (plus required tax withholding, if any) may be made (a) by tendering cash (in the form of a check or otherwise) in such amount or (b) with the consent of the Committee, and if authorized in the Option Agreement, by tendering Shares owned by the Optionee with a Fair Market Value on the date of exercise equal to such amount or (c) any combination of (a) and (b);

 provided, however, that any Shares delivered in payment of the Option Price shall have been purchased on the open market and held by the Optionee for at least six months at the time of exercise of the Option.

     Section 7.3 TAX WITHHOLDING. Although the Options are intended to qualify as incentive stock options under Sections 422 of the Code, the delivery of Shares under the Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits on satisfaction of applicable withholding obligations.

     Section 7.4 ISSUANCE OF SHARES. No Shares shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such Shares and, if requested, has given the representation described in Section 11.

     SECTION 8.  CHANGE IN CONTROL.

 Section 8.1  ADJUSTMENT OF OPTIONS.

          (a)  VESTING AND CASH PAYMENT.  In the event of a Change in
 Control,

               (i) all Options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") shall, to the extent not then exercisable or vested, immediately become exercisable in full, and

               (ii) each Optionee may elect (the Optionee's "Election Right") with respect to each Option held by such Optionee on the Change in Control Date to surrender such Option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of Shares then subject to the Option as to which the election is being exercised multiplied by (B) the excess, if any, of (1) the greater of (a) the Change in Control Price or (b) the highest Fair Market Value of a Share on any day in the 60-day period ending on the Change in Control Date, over (2) the Option Price of such Option. For purposes of this Section 8.1(a), the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 8.2(c)), the highest price per Share paid in such tender or exchange offer or Corporate Transaction, and, to the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

          (b) ELECTION. The exercise of an Election Right must be in writing, specify the Option or Options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Company or his successor either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the home office of the Company or its successor on or before the 60th day following the Change in Control Date.

          (c) PAYMENT DATE. All payments due an Optionee pursuant to the provisions of this Section 8.1 shall be made by the Company or its successor on or before the 5th business day following the date on which the Optionee's election has been delivered pursuant to Section 8.1(b).

          (d) POOLING CONSIDERATIONS. Notwithstanding any other provision of this Section 8.1, if the grant or the exercise of an Optionee's Election Right or payment of cash provided for in this Section 8.1 would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16, that, but for the nature of such grant or exercise of Election Rights or payment of cash, would otherwise be eligible for such pooling-of-interests accounting treatment, the Committee shall have the right and authority to substitute for the cash payments to be made to the Optionee pursuant to Section 8.1(a), Common Stock with a Fair Market Value, determined as of the date of delivery of such Shares, equal to the cash that would otherwise be payable to such Optionee in connection with the exercise of an Optionee's Election Right hereunder or, to the extent necessary to preserve such pooling-of-interests accounting treatment, to otherwise modify, eliminate, or terminate such Election Right.

     Section 8.2 DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, and (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this
 Section 8.2; or

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

          (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Company") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Company or the combined voting power of the then outstanding voting securities of such Resulting Company entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Company; or

          (d) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     SECTION 9.  AMENDMENT AND TERMINATION OF PLAN.

     Section 9.1 AMENDMENT OF PLAN. The Board may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by an affected Optionee, adversely affect such Optionee's rights under any Option which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the Committee, required to comply with any stock exchange or over-the-counter market listing rules, accounting rules, or laws applicable to the Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Options under the Plan or to any individual in any calendar year made be made unless approved by a majority of the Shares entitled to vote at a meeting of the shareholders if such amendment would, in the absence of such approval and in the sole opinion of the Committee, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange or over-the-counter market listing rules.

     Section 9.2 TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) February 19, 2011 or (b) the date specified by the Board as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Options outstanding on the date of termination.

     SECTION 10. EFFECTIVE DATE. Notwithstanding any provision of this Plan to the contrary, the Plan shall not be effective, and any Options awarded under the Plan shall be null and void, unless the adoption of the Plan is approved at the annual meeting of the Company's shareholders next following the Effective Date by the majority of the shares entitled to vote at such meeting.

     SECTION 11. INVESTMENT INTENT. The Committee may require each person purchasing or receiving Shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer imposed in connection with the Company's compliance with any securities law.

     SECTION 12. AVAILABILITY OF INFORMATION. If the Shares subject to an Option are not registered or to be registered under the Securities Act of 1933 as amended, the Company shall furnish each Optionee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the Option Agreement is delivered to the Optionee and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to shareholders of the Company. The Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Optionee or any duly authorized representative of the Optionee, copies of all reports filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements. Notwithstanding the foregoing provisions of this Section 12, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Optionee in connection with another plan maintained by the Company or such Optionee's status as a shareholder of the Company or if, by virtue of such Optionee's employment or office with the Company or a Subsidiary, the Optionee has received such report or statement.

     SECTION 13.  LIMITATION OF RIGHTS.

          (a) CONDITIONS OF EMPLOYMENT. The Plan shall not constitute a contract of employment, and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Subsidiary and the Company and each Subsidiary hereby expressly reserves the right to terminate the employment of any employee, with or without cause, as if the Plan and any Options awarded pursuant to it were not in effect.

          (b) COMPANY ASSETS. Neither an Optionee nor any other person shall, by reason of receiving an award of an Option under the Plan acquire any right, title, or interest in any assets of the Company or any Subsidiary by reason of such Option or the Plan. To the extent an Optionee or any other person shall acquire a right to receive payments from the Company pursuant to an Option Agreement or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

          (c) ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon notice of issuance, of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

               (ii) Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     SECTION 14. COMPLIANCE WITH APPLICABLE LAWS. If at any time the Company shall be advised by its counsel that the exercise of any Option or the delivery of Shares upon the exercise of an Option is required to be approved, listed, registered or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but exercise of the Options or delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.

     SECTION 15. GOVERNING LAW. The Plan, each Option and related Option Agreement and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers as of March 19, 2001.

                                   PSB HOLDINGS, INC.

                                   By:  DAVID K. KOPPERUD
                                        David K. Kopperud
                                        President

                            PSB Holdings, Inc.

                        ____________________________




                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                               PROXY STATEMENT

                        2000 FORM 10-K ANNUAL REPORT

                         PSB HOLDINGS, INC.
           PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                           APRIL 17, 2001


     The undersigned hereby appoint(s) James E. Low and Harold H. Telschow, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of PSB Holdings, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 17, 2001 and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock with respect to the proposals set forth in the Proxy Statement dated March 30, 2001 with the same effect as though the undersigned were present in person and voting such shares. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

     PLEASE INDICATE HOW YOUR STOCK IS TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     THE DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF EACH NOMINEE, APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION AND APPROVAL OF THE 2001 STOCK OPTION PLAN.

 1. Election of Directors:
       CLASS I (2002)*       CLASS II (2003)*      CLASS III (2004)*
     PATRICK L. CROOKS     GORDON P. CONNOR      WILLIAM J. FISH
     LAWRENCE HANZ, JR.    CHARLES A. GHIDORZI   DAVID K. KOPPERUD
     THOMAS R. POLZER      GORDON P. GULLICKSON  THOMAS A. RIISER
     WILLIAM M. REIF
     EUGENE WITTER

 *If Proposal No.2 is not approved by the shareholders, each director to be elected for a term of office that will expire at annual meeting to be held in 2002

   FOR        each nominee listed above     WITHHOLD AUTHORITY
              (except as marked to             to vote for all nominees listed
              the contrary below)              above

 (Instruction: To withhold authority to vote for any individual nominee(s), print the name of the nominee on the space provided:
 __________________________________________________________________

                                      FOR    AGAINST   ABSTAIN
 2. To approve the amendment to Article 5 <square>  <square>    <square>
    of the restated articles of incorporation to provide for a classified board of directors

                                      FOR    AGAINST   ABSTAIN
 3. To approve the 2001 Stock Option Plan <square>  <square>    <square>

 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

           (YOU MUST SIGN, DATE AND COMPLETE THE REVERSE SIDE.)

                         PSB HOLDINGS, INC.
           PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                           APRIL 17, 2001


     IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN ON THE OTHER SIDE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.


 Please print name of shareholder below: Dated _________________, 2001


 Name:__________________________ __________________________________
     (Please Print)                              Signature


 Name:__________________________ ___________________________________
     (Please Print)                  Signature if held jointly



 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.